                                                                    EXHIBIT 99.8

CASE NAME:        KEVCO DISTRIBUTION, LP                           ACCRUAL BASIS

CASE NUMBER:      401-40789-BJH-11

JUDGE:            BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------             -----

                               FORT WORTH DIVISION
                               ----------

                            MONTHLY OPERATING REPORT

                          MONTH ENDING: AUGUST 31, 2002
                                        ---------------


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:

/s/ Wilford W. Simpson                                      TREASURER
---------------------------------------         --------------------------------
Original Signature of Responsible Party                       Title

WILFORD W. SIMPSON                                     SEPTEMBER 30, 2002
---------------------------------------         --------------------------------
Printed Name of Responsible Party                             Date


PREPARER:

/s/ Dennis S. Faulkner                                 DEBTOR'S ACCOUNTANT
---------------------------------------         --------------------------------
Original Signature of Preparer                                Title

DENNIS S. FAULKNER                                     SEPTEMBER 30, 2002
---------------------------------------         --------------------------------
Printed Name of Preparer                                      Date

CASE NAME:        KEVCO DISTRIBUTION, LP                       ACCRUAL BASIS - 1

CASE NUMBER:      401-40789-BJH-11


COMPARATIVE BALANCE SHEET

                                                        SCHEDULED          MONTH           MONTH
ASSETS                                                    AMOUNT          JUL-02          AUG-02           MONTH
------                                                 ------------    ------------    ------------    ------------
1.  Unrestricted Cash (FOOTNOTE)                             41,421
2.  Restricted Cash
3.  Total Cash                                               41,421
4.  Accounts Receivable-Net (FOOTNOTE)                   17,545,859         314,759         314,759
5.  Inventory (FOOTNOTE)                                 27,611,039
6.  Notes Receivable
7.  Prepaid Rent                                            236,697
8.  Other (Attach List)                                     303,392
9.  Total Current Assets                                 45,738,408         314,759         314,759
10. Property, Plant & Equipment                          22,049,500       9,050,425       7,418,786
11. Less: Accumulated Depreciation/Depletion             (6,151,901)       (788,687)       (597,923)
12. Net Property, Plant & Equipment (FOOTNOTE)           15,897,599       8,261,738       6,820,863
13. Due From Insiders
14. Other Assets - Net of Amortization (Attach List)      5,741,869         481,876         481,876
15. Other (Attach List)                                 100,961,429     124,215,962     124,215,962
16. Total Assets                                        168,339,305     133,274,335     131,833,460

POST PETITION LIABILITIES

17. Accounts Payable
18. Taxes Payable (FOOTNOTE)                                                384,707         303,269
19. Notes Payable
20. Professional Fees
21. Secured Debt
22. Other (Attach List) (FOOTNOTE)                                        1,705,946       1,705,946
23. Total Post Petition Liabilities                                       2,090,653       2,009,215

PRE PETITION LIABILITIES

24. Secured Debt (FOOTNOTE)                              75,885,064      13,945,516      13,945,516
25. Priority Debt (FOOTNOTE)                              1,412,879
26. Unsecured Debt                                       19,966,456      18,555,081      18,555,081
27. Other (Attach List)                                 243,205,150     244,223,968     243,064,821
28. Total Pre Petition Liabilities                      340,469,549     276,724,565     275,565,418
29. Total Liabilities                                   340,469,549     278,815,218     277,574,633

EQUITY

30. Pre Petition Owners' Equity                                        (172,130,244)   (172,130,244)
31. Post Petition Cumulative Profit Or (Loss)                           (33,545,838)    (33,746,128)
32. Direct Charges To Equity (FOOTNOTE)                                  60,135,199      60,135,199
33. Total Equity                                                       (145,540,883)   (145,741,173)
34. Total Liabilities and Equity                                        133,274,335     131,833,460

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:        KEVCO DISTRIBUTION, LP                         SUPPLEMENT TO

CASE NUMBER:      401-40789-BJH-11                             ACCRUAL BASIS - 1


COMPARATIVE BALANCE SHEET

                                          SCHEDULED       MONTH         MONTH
ASSETS                                     AMOUNT        JUL-02        AUG-02         MONTH
------                                   -----------   -----------   -----------   -----------
A. Inventory Vendor Deposit                  130,000
B. Leased Facility Deposit                   173,392
C.
D.
E.

TOTAL OTHER ASSETS -  LINE 8                 303,392

A. Goodwill: Shepherd Products             5,223,119
B. Goodwill: DARCO                           518,750
C. Capitalized Lease                                       481,876       481,876
D.
E.

TOTAL OTHER ASSETS NET OF
AMORTIZATION -  LINE 14                    5,741,869       481,876       481,876

A. Intercompany Receivables (FOOTNOTE)   100,961,429   124,215,962   124,215,962
B.
C.
D.
E.

TOTAL OTHER ASSETS -  LINE 15            100,961,429   124,215,962   124,215,962

POST PETITION LIABILITIES

A. Accrued Liabilities                                     588,787       588,787
B. Long Term Leases                                      1,107,492     1,107,492
C. Accrued Interest: Bank                                    9,667         9,667
D.
E.

TOTAL OTHER POST PETITION
LIABILITIES -  LINE 22                                   1,705,946     1,705,946

PRE PETITION LIABILITIES

A. Interco.Payables (FOOTNOTE)           114,705,150   115,723,968   114,564,821
B. 10 3/8% Senior Sub. Notes             105,000,000   105,000,000   105,000,000
C. Sr. Sub. Exchangeable Notes            23,500,000    23,500,000    23,500,000
D.
E.

TOTAL OTHER PRE PETITION
LIABILITIES -  LINE 27                   243,205,150   244,223,968   243,064,821

CASE NAME:        KEVCO DISTRIBUTION, LP                       ACCRUAL BASIS - 2

CASE NUMBER:      401-40789-BJH-11


INCOME STATEMENT

                                         MONTH       MONTH                 QUARTER
REVENUES                                JUL-02      AUG-02      MONTH       TOTAL
--------                               --------    --------    --------   --------
1.  Gross Revenues                            0           0                      0
2.  Less: Returns & Discounts
3.  Net Revenue                               0           0                      0

COST OF GOODS SOLD

4.  Material
5.  Direct Labor
6.  Direct Overhead
7.  Total Cost Of Goods Sold                  0                                  0
8.  Gross Profit

OPERATING EXPENSES

9.  Officer / Insider Compensation
10. Selling & Marketing
11. General & Administrative
12. Rent & Lease
13. Other (Attach List)                     235          35                    270
14. Total Operating Expenses                235          35                    270
15. Income Before Non-Operating
    Income & Expense                       (235)        (35)                  (270)

OTHER INCOME & EXPENSES

16. Non-Operating Income (Att List)
17. Non-Operating Expense (Att List)                200,255                200,255
18. Interest Expense
19. Depreciation / Depletion
20. Amortization
21. Other (Attach List)
22. Net Other Income & Expenses               0    (200,255)              (200,255)

REORGANIZATION EXPENSES

23. Professional Fees
24. U.S. Trustee Fees
25. Other (Attach List)
26. Total Reorganization Expenses             0                                  0
27. Income Tax
28. Net (Profit) Loss                      (235)   (200,290)              (200,525)

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:        KEVCO DISTRIBUTION, LP                         SUPPLEMENT TO

CASE NUMBER:      401-40789-BJH-11                             ACCRUAL BASIS - 2


INCOME STATEMENT

                                     MONTH     MONTH              QUARTER
OPERATING EXPENSES                  JUL-02    AUG-02     MONTH     TOTAL
------------------                  -------   -------   -------   -------
A. Property Maintenance                 235        35                 270
B.                                                                      0
C.                                                                      0
D.                                                                      0
E.                                                                      0

TOTAL OTHER OPERATING
EXPENSES - LINE 13                      235        35                 270

OTHER INCOME & EXPENSES

A.                                                                      0
B.                                                                      0
                                                                        0
TOTAL NON-OPERATING INCOME -
LINE 16                                   0         0                   0

A. Commission on Sale of Property              79,200              79,200
B. Other Settlement Expenses                      180                 180
C. Loss from Sale of Property                 120,875             120,875

TOTAL NON-OPERATING EXPENSE
- LINE 17                                 0   200,255             200,255


REORGANIZATION EXPENSES

A.                                                                      0
B.                                                                      0
C.                                                                      0
D.                                                                      0
E.                                                                      0

TOTAL OTHER REORGANIZATION
EXPENSES - LINE 25                        0         0                   0

CASE NAME:        KEVCO DISTRIBUTION, LP                       ACCRUAL BASIS - 3

CASE NUMBER:      401-40789-BJH-11


CASH RECEIPTS AND                                      MONTH              MONTH                                QUARTER
DISBURSEMENTS                                         JUL-02             AUG-02              MONTH              TOTAL
-----------------                                     -------            -------            -------            -------
1.  Cash - Beginning Of Month                                      SEE ATTACHED SUPPLEMENT AND FOOTNOTE

RECEIPTS FROM OPERATIONS

2.  Cash Sales

COLLECTION OF ACCOUNTS RECEIVABLE

3.  Pre Petition
4.  Post Petition
5.  Total Operating Receipts

NON-OPERATING RECEIPTS

6.  Loans & Advances (Attach List)
7.  Sale of Assets
8.  Other (Attach List)
9.  Total Non-Operating Receipts
10. Total Receipts
11. Total Cash Available

OPERATING DISBURSEMENTS

12. Net Payroll
13. Payroll Taxes Paid
14. Sales, Use & Other Taxes Paid
15. Secured / Rental / Leases
16. Utilities
17. Insurance
18. Inventory Purchases
19. Vehicle Expenses
20. Travel
21. Entertainment
22. Repairs & Maintenance
23. Supplies
24. Advertising
25. Other (Attach List)
26. Total Operating Disbursements

REORGANIZATION DISBURSEMENTS

27. Professional Fees
28. U.S. Trustee Fees
29. Other (Attach List)
30. Total Reorganization Expenses
31. Total Disbursements
32. Net Cash Flow
33. Cash - End of Month

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

CASE NAME:   KEVCO DISTRIBUTION, LP              SUPPLEMENT TO ACCRUAL BASIS -3
                                                 AUGUST, 2002
CASE NUMBER: 401-40789-BJH-11                    CASH RECEIPTS AND DISBURSEMENTS

                                           DIST LP     MFG     MGMT      HOLDING   COMP   KEVCO INC     TOTAL
                                          ----------   ---   ---------   -------   ----   ---------   ---------
1.  CASH-BEGINNING OF MONTH                       --    --   5,022,449        --     --          --   5,022,449

   RECEIPTS FROM OPERATIONS

2.  CASH SALES                                    --    --                                                   --

   COLLECTION OF ACCOUNTS RECEIVABLE

3.  PRE PETITION                                  --    --                                                   --
4.  POST PETITION                                       --                                                   --

5.  TOTAL OPERATING RECEIPTS                      --    --          --        --     --          --          --

   NON OPERATING RECEIPTS
6.  LOANS & ADVANCES                                    --                                                   --
7.  SALE OF ASSETS                         1,159,182                --                                1,159,182
8.  OTHER                                         --    --       5,821        --     --          --       5,821
     INTERCOMPANY TRANSFERS               (1,159,182)        1,159,182        --                             --
             SALE EXPENSE REIMBURSEMENT
             INCOME TAX REFUND
             REBATE
             WORKERS COMP REFUND
             MISC                                                                    --
             INTEREST INCOME                            --       5,821

9.  TOTAL NON OPERATING RECEIPTS                  --    --   1,165,003        --     --          --   1,165,003

10. TOTAL RECEIPTS                                --    --   1,165,003        --     --          --   1,165,003

11. CASH AVAILABLE                                --    --   6,187,452        --     --          --   6,187,452

   OPERATING DISBURSEMENTS
12. NET PAYROLL                                                 19,156                                   19,156
13. PAYROLL TAXES PAID                                  --       7,338                                    7,338
14. SALES, USE & OTHER TAXES PAID                       --                                                   --
15. SECURED/RENTAL/LEASES                               --       4,994                                    4,994
16. UTILITIES                                           --         262                                      262
17. INSURANCE                                           --         844                                      844
18. INVENTORY PURCHASES                                 --                                                   --
19. VEHICLE EXPENSE                                     --                                                   --
20. TRAVEL                                              --                                                   --
21. ENTERTAINMENT                                       --                                                   --
22. REPAIRS & MAINTENANCE                               --         235                                      235
23. SUPPLIES                                            --                                                   --
24. ADVERTISING                                                                                              --
25. OTHER                                         --    --       1,939        --     --          --       1,939
          LOAN PAYMENTS                                 --          --                                       --
             FREIGHT                                    --                                                   --
             CONTRACT LABOR                             --       1,884                                    1,884
             401 K PAYMENTS                             --                                                   --
             PAYROLL TAX ADVANCE ADP                                                                         --
             WAGE GARNISHMENTS                                                                               --
             MISC                                       --          55                                       55

26. TOTAL OPERATING DISBURSEMENTS                 --    --      34,768        --     --          --      34,768

   REORGANIZATION DISBURSEMENTS

27. PROFESSIONAL FEES                                           30,169                                   30,169
28. US TRUSTEE FEES                                     --                                                   --
29. OTHER                                                                                                    --
30. TOTAL REORGANIZATION EXPENSE                  --    --      30,169        --     --          --      30,169

31. TOTAL DISBURSEMENTS                           --    --      64,937        --     --          --      64,937

32. NET CASH FLOW                                 --    --   1,100,066        --     --          --   1,100,066

33. CASH- END OF MONTH                            --    --   6,122,515        --     --          --   6,122,515

CASE NAME:        KEVCO DISTRIBUTION, LP                       ACCRUAL BASIS - 4

CASE NUMBER:      401-40789-BJH-11

                                                  SCHEDULED            MONTH            MONTH
ACCOUNTS RECEIVABLE AGING                           AMOUNT            JUL-02           AUG-02           MONTH
-------------------------                         ----------          -------          -------         -------
1.  0 - 30
2.  31 - 60
3.  61 - 90
4.  91 +                                                              314,759          314,759
5.  Total Accounts Receivable                     17,545,859          314,759          314,759
6.  (Amount Considered Uncollectible)
7.  Accounts Receivable (Net) (Footnote)          17,545,859          314,759          314,759

AGING OF POST PETITION                                       MONTH:    AUGUST-02
TAXES AND PAYABLES                                                 -------------

                                0 - 30            31 - 60           61 - 90           91 +
TAXES PAYABLE                    DAYS              DAYS              DAYS             DAYS          TOTAL
-------------                   -------           -------           -------           ----         -------
1.  Federal
2.  State
3.  Local
4.  Other (See Below)           303,269                                                            303,269
5.  Total Taxes Payable         303,269                                                            303,269
6.  Accounts Payable                                                                                     0

                                                             MONTH:    AUGUST-02
                                                                   -------------
STATUS OF POST PETITION TAXES

                                     BEGINNING TAX           AMOUNT WITHHELD                                 ENDING TAX
FEDERAL                               LIABILITY*              AND/OR ACCRUED         (AMOUNT PAID)           LIABILITY
-------                              -------------           ---------------         -------------           ----------
1.  Withholding **
2.  FICA - Employee **
3.  FICA - Employer **
4.  Unemployment
5.  Income
6.  Other (Attach List)
7.  Total Federal Taxes

STATE AND LOCAL

8.  Withholding
9.  Sales
10. Excise
11. Unemployment
12. Real Property (Footnote)               303,269                                                              303,269
13. Personal Property
14. Other (Attach List)
15. Total State And Local                  303,269                                                              303,269
16. Total Taxes                            303,269                                                              303,269

 * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

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          ---      ---

CASE NAME:        KEVCO DISTRIBUTION, LP                       ACCRUAL BASIS - 5

CASE NUMBER:      401-40789-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                             MONTH:    AUGUST-02
                                                                   -------------

BANK RECONCILIATIONS                            Account # 1       Account # 2
--------------------                            -----------       -----------
A.   BANK:                                                                        Other Accounts        TOTAL
B.   ACCOUNT NUMBER:                                                              (Attach List)
C.   PURPOSE (TYPE):
1.   Balance Per Bank Statement
2.   Add: Total Deposits Not Credited
3.   Subtract: Outstanding Checks
4.   Other Reconciling Items
5.   Month End Balance Per Books                                                                            0
6.   Number of Last Check Written


INVESTMENT ACCOUNTS

                                             DATE OF         TYPE OF
BANK, ACCOUNT NAME & NUMBER                 PURCHASE        INSTRUMENT      PURCHASE PRICE          CURRENT VALUE
---------------------------                 --------        ----------      --------------          -------------
7.

8.

9.

10.  (Attach List)

11.  Total Investments                                                                                          0

CASH

12.  Currency On Hand                                                                                           0
13.  Total Cash - End of Month                                                                                  0

This form     does  x  does not have related footnotes on Footnotes Supplement.
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

CASE NAME:        KEVCO DISTRIBUTION, LP                       ACCRUAL BASIS - 6

CASE NUMBER:      401-40789-BJH-11                           MONTH:    AUGUST-02
                                                                   -------------
PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS

                                          TYPE OF       AMOUNT          TOTAL PAID
             NAME                         PAYMENT        PAID            TO DATE
             ----                         -------       ------          ----------
1.
2.
3.
4.
5.  (Attach List)
6.  Total Payments To Insiders

                                  PROFESSIONALS

                                              DATE OF
                                            COURT ORDER                                                        TOTAL
                                            AUTHORIZING          AMOUNT         AMOUNT      TOTAL PAID       INCURRED
             NAME                             PAYMENT           APPROVED         PAID        TO DATE         & UNPAID*
             ----                           -----------         --------        ------      ----------       ---------
1.
2.
3.
4.
5.  (Attach List)
6.  Total Payments To Professionals

      * Include all fees incurred, both approved and unapproved

       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                               PROTECTION PAYMENTS

                                   SCHEDULED        AMOUNTS
                                    MONTHLY          PAID
                                   PAYMENTS         DURING         TOTAL UNPAID
  NAME OF CREDITOR                    DUE            MONTH        POST PETITION
  ----------------                 ---------        -------       -------------
1.  Bank of America                                                  13,945,516
2.  Leases Payable                                                         None
3.
4.
5.  (Attach List)
6.  TOTAL                                                            13,945,516

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
CASE NAME:        KEVCO DISTRIBUTION, LP                       ACCRUAL BASIS - 7

CASE NUMBER:      401-40789-BJH-11
                                                             MONTH:    AUGUST-02
                                                                   -------------
QUESTIONNAIRE

                                                                                 YES            NO
                                                                                 ---            --
1.   Have any Assets been sold or transferred outside the normal course of
     business this reporting period?                                                             X

2.   Have any funds been disbursed from any account other than a debtor in
     possession account?                                                                         X

3.   Are any Post Petition Receivables (accounts, notes, or loans) due from
     related parties?                                                              X

4.   Have any payments been made on Pre Petition Liabilities this reporting
     period?                                                                                     X

5.   Have any Post Petition Loans been received by the debtor from any party?                    X

6.   Are any Post Petition Payroll Taxes past due?                                               X

7.   Are any Post Petition State or Federal Income Taxes past due?                               X

8.   Are any Post Petition Real Estate Taxes past due?                                           X

9.   Are any other Post Petition Taxes past due?                                                 X

10.  Are any amounts owed to Post Petition creditors delinquent?                                 X

11.  Have any Pre Petition Taxes been paid during the reporting period?                          X

12.  Are any wage payments past due?                                                             X

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.

(SEE FOOTNOTE)

INSURANCE

                                                                                 YES            NO
                                                                                 ---            --
1.   Are Worker's Compensation, General Liability and other necessary insurance
     coverages in effect?                                                          X

2.   Are all premium payments paid current?                                        X

3.   Please itemize policies below.

If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.

                              INSTALLMENT PAYMENTS

           TYPE OF POLICY                     CARRIER                   PERIOD COVERED           PAYMENT AMOUNT & FREQUENCY
           --------------                     -------                --------------------        --------------------------
Property, Auto, General Liability     Aon Risk Services                  3/1/02-9/1/02           Semi-Annual      $98,598
D&O Liability                         Great American Insurance       11/1/2001-10/31/2004        Annual           $64,657


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          ---      ---

CASE NAME:        KEVCO DISTRIBUTION, LP

CASE NUMBER:      401-40789-BJH-11

                                                       MONTH:    AUGUST 31, 2002
                                                             -------------------

                       FOOTNOTES SUPPLEMENT ACCRUAL BASIS

ACCRUAL
BASIS
FORM
NUMBER       LINE NUMBER          FOOTNOTE / EXPLANATION
-------      -----------          ----------------------
  1            1                  Pursuant to the February 12, 2001 Order (1)
  3            1                  Authorizing Continued Use of Existing Forms
                                  and Records; (2) Authorizing Maintenance of
                                  Existing Corporate Bank Accounts and Cash
                                  Management System; and (3) Extending Time to
                                  Comply with 11 U.S.C. Section 345 Investment
                                  Guidelines, funds in the Bank of America and
                                  Key Bank deposit accounts are swept daily into
                                  Kevco's lead account number 1295026976. The
                                  Bank of America lead account is administered
                                  by, and held in the name of, Kevco Management
                                  Co. (co-debtor, Case No. 401-40788-BJH-11).
                                  Accordingly, all cash receipts and
                                  disbursements flow through Kevco Management's
                                  Bank of America DIP account. A schedule
                                  allocating receipts and disbursements among
                                  Kevco, Inc. and its subsidiaries is included
                                  in this report as a Supplement to Accrual
                                  Basis -3.

  1            4                  As of July 2001, the remaining accounts
  4            7                  receivable are for commissions earned for the
                                  sale of consigned inventory. Although
                                  collection is uncertain, Debtor will maintain
                                  these receivables on the balance sheet until
                                  such time as the likelihood of collection can
                                  be more accurately determined.

  1            5, 12              The sale of Debtor's real property in Douglas,
                                  Georgia was finalized during May 2002. Real
                                  property in Elkhart, Indiana was sold in
                                  August, 2002. Proceeds from both sales have
                                  been placed in a segregated account (see the
                                  Supplement to Accrual Basis-3). Pursuant to
                                  Asset Purchase Agreements approved by the
                                  Court (see prior Monthly Operating Reports for
                                  details), Debtor has sold most of its assets.

  1           22                  The Debtor records on its books accruals for
                                  certain liabilities based on historical
                                  estimates. While known creditors were listed
                                  on the Debtor's Schedules, the estimated
                                  amounts were not. Accordingly, for purposes of
                                  this report, the accrued liabilities are
                                  reflected as post-petition "Accrued
                                  Liabilities."

  1           15A                 Intercompany receivables/payables are from/to
  1           27A                 co-debtors Kevco Management Co. (Case No.
  7            3                  401-40788-BJH-11), Kevco Manufacturing, LP
                                  (Case No. 401-40784-BJH-11), Kevco Holding,
                                  Inc. (Case No. 401-40785-BJH-11), DCM
                                  Delaware, Inc. (Case No. 401-40787-BJH-11),
                                  Kevco GP, Inc. (Case No. 401-40786-BJH-11),
                                  Kevco Components, Inc. (Case No.
                                  401-40790-BJH-11), and Kevco, Inc. (Case No.
                                  401-40783-BJH-11).

  1           18                  Property tax owing is an accrual only and not
  4           12                  yet due.

  1           24                  The direct charges to equity are due to
  1           32                  secured debt reductions pursuant to sales of
                                  Kevco Manufacturing, LP's operating divisions,
                                  the asset sale of the South Region of Kevco
                                  Distribution, as well as direct cash payments.
                                  The secured debt owed to Bank of America by
                                  Kevco, Inc. (Case No. 401-40783-BJH) has been
                                  guaranteed by all of its co-debtors (see
                                  Footnote 1,27A); therefore, the secured debt
                                  is reflected as a liability on all of the
                                  Kevco entities. The charge to equity is simply
                                  an adjustment to the balance sheet.

  1           25                  Pursuant to Order dated February 12, 2001 and
                                  Supplemental Order dated March 14, 2001,
                                  debtors were authorized to pay pre-petition
                                  salaries and wages up to a maximum of $4,300
                                  per employee. Debtors were also (a) allowed to
                                  pay accrued vacation to terminated employees
                                  and (b) permitted to continue allowing
                                  employees to use vacation time as scheduled.